Exhibit 99.3

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44538

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING:   APRIL 30, 2008

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY  OF  PERJURY  THAT  I  HAVE  EXAMINED  THE  FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	May 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	May 20, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44538

COMPARATIVE  BALANCE  SHEET

		SCHEDULE	MONTH
		AMOUNT	April 2008	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$901,444	$9,171
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$901,444	$9,171	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$(116,775)
5.	INVENTORY		$0
6.	NOTES RECEIVABLE		$0
7.	PREPAID EXPENSES		$334
8.	OTHER (ATTACH LIST)	$129,586	$72,914
9.	TOTAL CURRENT ASSETS	$15,553,353	$(34,356)	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$511,103	$155,567
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$52,297
12.	NET PROPERTY, PLANT & EQUIPMENT	$511,103	$103,270	$0	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$150,000	$0	$0	$0
16.	TOTAL ASSETS	$16,214,456	$68,914	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$188,615
18.	TAXES PAYABLE		$71,088
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$19,372,064
23.	TOTAL POSTPETITION LIABILITIES		$19,631,767	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$136,918
25.	PRIORITY DEBT	$223,906	$0
26.	UNSECURED DEBT	$3,562,306	$3,798,977
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$20,470,956	$3,935,895	$0	$0
29.	TOTAL LIABILITIES	$20,470,956	$23,567,662	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(23,236,677)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(262,071)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(23,498,748)	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$20,470,956	$68,914	$0	$0

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44538

INCOME STATEMENT

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
REVENUES
1.	GROSS REVENUES	$(4,606)	$0	$0	$(4,606)
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$(4,606)	$0	$0	$(4,606)
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$(4,606)	$0	$0	$(4,606)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0	$0	$0	$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$(429)	$0	$0	$(429)
12.	RENT & LEASE	$0	$0	$0	$0
13.	OTHER (ATTACH LIST)	$(5,915)	$0	$0	$(5,915)
14.	TOTAL OPERATING EXPENSES	$(6,344)	$0	$0	$(6,344)
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$1,738	$0	$0	$1,738
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$0	$0	$0	$0
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$0	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$1,738	$0	$0	$1,738

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44538

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$37,931			$37,931
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$27,771	$0	$0	$27,771
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$27,771	$0	$0	$27,771
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(53,415)	$0	$0	$(53,415)
9.	TOTAL NON-OPERATING RECEIPTS	$(53,415)	$0	$0	$(53,415)
10.	TOTAL RECEIPTS	$(25,644)	$0	$0	$(25,644)
11.	TOTAL CASH AVAILABLE	$12,287	$0	$0	$12,287
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$3,116	$0	$0	$3,116
26.	TOTAL OPERATING DISBURSEMENTS	$3,116	$0	$0	$3,116
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$3,116	$0	$0	$3,116
32.	NET CASH FLOW	$(28,760)	$0	$0	$(28,760)
33.	CASH - END OF MONTH	$9,171	$0	$0	$9,171

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44538

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	April 2008	0	0
1.	0-30		$(5,830)
2.	31-60		$(2,325)
3.	61-90		$(1,021)
4.	91+		$(107,795)
5.	TOTAL ACCOUNTS RECEIVABLE	$14,522,323	$(116,971)	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$0
7.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$(116,971)	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	April 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$71,088	$0	$0	$0	$71,088
5.	TOTAL TAXES PAYABLE	$71,088	$0	$0	$0	$71,088

6.	ACCOUNTS PAYABLE	$(21,508)	$46	$849	$209,228	$188,615

STATUS OF POSTPETITION TAXES	MONTH:	April 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER: 07-44538

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	April 2008

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477841
C.	PURPOSE (TYPE):	Depository
1.	BALANCE PER BANK STATEMENT	$7,964			$7,964
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$1,207			$1,207
5.	MONTH END BALANCE PER BOOKS	$9,171	$0	$0	$9,171
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH – END OF MONTH				$9,171

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER: 07-44538

	MONTH:	April 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Gregg Saylor	Salary, Expense Reports	$0	$9,231
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$9,231

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*  INCLUDE ALL  FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Crown Credit (4 leases), lease cancelled 11/07	$1,434	$0	$2,868
2.	Duxbury Capital, lease cancelled 11/07	$669	$0	$1,338
3.	Coactive Capital, prepaid 1/08 in 12/07	$1,048	$0	$0
4.	US Bank, cancelled 1/08	$168,775	$0	$0
5.	Other facility leases cancelled 11/07
6.	TOTAL	$171,926	$0	$4,206

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44538

MONTH:	April 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

8, 10 -

due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed and will be paid i/a/w Plan of Reorganization

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT  PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44538

MONTH:	April 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
1	10

The amount listed for fixed assets includes assets under capital leases. These assets have not been removed from the records pending the claims reconciliation process with the lessor; these assets are not available to be sold on behalf of the estate

3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

7		All insurance policies for Kitty Hawk Cargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to misc reconciling item of $196.

4	Payroll Taxes	There were no employees for Kitty Hawk Cargo, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name:	Kitty Hawk Cargo, Inc.
Case Number:	07-44538

Details of Other Items

	April 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	72,914	Reported
A/R Employees	988
A/R Other	59,360
Deposits	12,794
A/R - 401(k) loan	(228)

	72,914	Detail
	0	Difference

22. OTHER (ATTACH LIST)	19,372,064	Reported
Intercompany Payables	19,322,184
Accrued Wages	0
Accrued 401(k)	2,340
General Accrued AP	47,540

	19,372,064	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	(5,915)	Reported
Chartered Airline Expense	0
Allocation from Aircargo	132,632
Aircraft Ground Operations	(113,310)
Freight Handling Contractors
Third party support	(25,237)

	(5,915)	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(53,415)	Reported
Transfer to Inc (#07-44536)	(53,415)

	(53,415)	Detail
	0	Difference

25. OTHER (ATTACH LIST)	3,116	Reported
Bank Charges	3,116

	3,116	Detail
	0	Difference

ACCRUAL BASIS - 4

Aging of Post-petition Taxes	71,088	Reported

Accrued franchise tax	2,877
Accrued property tax	65,484
Federal Excise Tax	2,727

	71,088	Detail
	0	Difference